Related Party Transactions	6 Months Ended
Jun. 30, 2018
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Related Party Transactions

Note 19: Related Party Transactions

As of June 30, 2018, Woodbridge beneficially owned approximately 64% of the Company’s shares.

In April 2018, the Company sold a Canadian wholly-owned subsidiary to a company affiliated with Woodbridge for $16 million. The subsidiary’s assets consisted of accumulated losses that management did not expect to utilize against future taxable income prior to their expiry. As such, no tax benefit for the losses had been recognized in the consolidated financial statements. Under Canadian law, certain losses may only be transferred to related companies, such as those affiliated with Woodbridge. A gain of $16 million was recorded within “Other operating gains (losses), net” within the consolidated income statement. In connection with this transaction, the board of directors’ Corporate Governance Committee obtained an independent fairness opinion. The Company utilized the independent fairness opinion to determine that the negotiated price between the Company and the purchaser was reasonable. After receiving the recommendation of the Corporate Governance Committee, the board of directors approved the transaction. Directors who were not considered independent because of their positions with Woodbridge refrained from deliberating and voting on the matter at both the committee and board meetings.

Except for the above transaction, there were no new significant related party transactions during the six months ended June 30, 2018. Refer to “Related party transactions” disclosed in note 29 of the Company’s consolidated financial statements for the year ended December 31, 2017, which are included in the Company’s 2017 annual report, for information regarding related party transactions.